ING Life Insurance and Annuity Company Variable Annuity Account B Individual Nonqualified Variable Annuity Supplement dated August 8, 2005 to the Contract Prospectus dated April 29, 2005
The information in this Supplement updates and amends certain information contained in the Contract Prospectus. You should read this Supplement along with the Contract Prospectus.

The information for ING VP Balanced Portfolio, Inc. appearing in the Contract Prospectus under Appendix II - Description of the Underlying Funds is deleted and replaced with the following to reflect a change in the fund's investment strategy effective June 17, 2005.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING VP Balanced Portfolio, Inc. (Class I Shares)	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. Normally invests up to 75% of total assets in equity securities and at least 25% of total assets in debt (including money market instruments). The Portfolio may invest a portion of its total assets in high-yield instruments. May also invest in convertible securities, foreign debt securities and derivatives.

X.75998-05	August 2005